UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 03, 2023

CRYO-CELL INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40767	22-3023093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Brooker Creek Blvd.
Oldsmar, Florida		34677
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 749-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCEL	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 17, 2023, Cryo-Cell International, Inc. ("Company") entered into a Second Amendment to the License Agreement (the “Second Amendment”) with Duke, as previously disclosed in the Company’s Form 10-K filed on February 28, 2023. The Second Amendment changes the license fee due to Duke. The final payment that was due on February 23, 2023 was removed and the license fee is paid in full. The Second Amendment added a new milestone payment upon FDA approval of the first licensed product comprising cord tissue derived MSC (“ctMSC”) for autism spectrum disorder. The Second Amendment also added a new ctMSC milestone that the Company will open a manufacturing facility for the licensed product prior to the initiation of a Phase III clinical trial using ctMSC’s. As part of the Second Amendment, on March 3, 2023, the Company entered into the Clinical Study and Research Agreement (the “Research Agreement”) with Duke to provide funding to complete the Duke IMPACT Study. In consideration for the work to be performed under the Research Agreement, the Company will be obligated to make 14 equal monthly payments commencing in April 2023 and a final payment upon the submission of a draft proposed publication for peer review and delivered to the Company of the completed IMPACT Study. Duke agrees this will be no later than September 30, 2024. The Data Safety Monitoring Board for the IMPACT Study recently has determined that the trial’s targeted accrual has been reached and consists of 137 patients.

Item 9.01. Financial Statements and Exhibits.

Financial Statements of Businesses Acquired.	Not Applicable.
Pro Forma Financial Information	Not Applicable.
Shell Company Transactions	Not Applicable.
Exhibits.
Exhibit No.	Description
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cryo-Cell International, Inc.

Date:	March 9, 2023	By:	/s/ David Portnoy
David Portnoy, Chairman and Co-CEO